EXHIBIT 32.1

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

The certification set forth below is being furnished to the Securities and Exchange Commission solely for the purpose of complying with Rule 13a-14(b) or Rule 15d-14(b) of the Securities Exchange Act of 1934 and with Section 1350 of Chapter 63 of Title 18 of the United States Code. Michael Potts, the Chief Executive Officer, Chief Financial Officer and Principal Accounting Officer of Neoview Holdings, Inc. hereby certifies that:

1.    our Quarterly Report on Form 10-QSB fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.    the information contained in our Quarterly Report on Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of Neoview Holdings, Inc.

Sincerely,

/s/ Bartly J. Loethen	Dated: January 12, 2007
By: Bartly J. Loethen, Chief Executive Officer, President, Treasurer, Chief Financial Officer and Principal Accounting Officer